2019 FORM - 20F EXHIBIT - 13.1

Certification Furnished Pursuant To Rule 13a-14(B) (17 CFR 240.13a-14(B)) or Rule 15d-14(B) (17 CFR 240.15d-14(B)) and
Section 1350 of Chapter 63 Of Title 18 of The United States Code (18 U.S.C. 1350),
Promulgated Under Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form-20F for the fiscal year ended 30 June 2019 of Continental Energy Corporation, a British Columbia, Canada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Richard L. McAdoo, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 23, 2019

<Signed>

__________________
Richard L. McAdoo
Chief Executive Officer